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      As filed with the Securities and Exchange Commission on May 12, 2000

                       Securities and Exchange Commission
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             FRUIT OF THE LOOM, LTD.
             (Exact name of registrant as specified in its charter)

         Cayman Islands                                     None
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                                  PO BOX 866GT,
               3(RD) FLOOR, ANDERSON SQUARE BUILDING, SHEDDEN ROAD
                        GRAND CAYMAN, CAYMAN ISLANDS, BWI
                         (Address of registered offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

  Securities Act registration statement file number to which this form relates:
                                    333-46007

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered
-------------------                             ------------------------------

Class A Ordinary Shares,
par value $.01                                  New York Stock Exchange


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ITEM 1. Description of Registrant's Securities to be Registered


     Incorporated by reference to the information set forth under the caption "Description of the Authorized Shares of FTL-Cayman" in the prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and relating to the Registration Statement on Form S-4 (333-46007) (the "Registration Statement").


ITEM 2. Exhibits

     The following exhibits are filed as part of this Registration Statement:

     1.1 Annual Report of the Company on Form 10-K filed April 17, 2000 - incorporated herein by reference.

     1.2 Definitive Proxy Statement of the Company filed April 14, 1999 - incorporated herein by reference.

     2.1 Form of Certificate for the Class A Shares of the Company - incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

     3.1 Form of Amended and Restated Articles of Association of FTL-Cayman - incorporated herein by reference to Exhibit 3.3 to the Registration Statement.

     3.2 Form of Memorandum of Association of FTL-Cayman - incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

     3.3 Form of Amended Memorandum of Association of FTL-Cayman - incorporated herein by reference to Exhibit 3.4 to the Registration Statement.